Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions and Dispositions. Our investments in businesses in 2014, 2013 and 2012 totaled $530 million (including debt assumed of $128 million), $151 million and $18.6 billion (including debt assumed of $2.6 billion), respectively. Our investments in businesses in 2014 consisted of the acquisition of the majority interest in a Pratt & Whitney joint venture and a number of small acquisitions, primarily in our commercial businesses.
In 2013, we completed the sale of the Pratt & Whitney Power Systems business to Mitsubishi Heavy Industries (MHI) for $432 million, excluding contingent consideration valued at approximately $200 million, and we entered into a long-term engineering and manufacturing agreement with MHI, generating a pre-tax gain of approximately $193 million ($132 million after tax). We also completed the acquisition of Grupo Ascensores Enor, S.A. (Enor), a privately held company headquartered in Spain with operations in Spain and Portugal, which designs, manufactures, installs and services elevators. Under the terms of the transaction, Zardoya Otis, S.A. (ZOSA), a non-wholly owned subsidiary of the Company, exchanged publicly traded shares of ZOSA with a fair value of approximately $240 million as of the transaction completion date for all of the shares of Enor.
In 2012, we issued approximately $10.9 billion of long-term debt and equity units and completed the acquisition of Goodrich, for a total enterprise value of $18.3 billion, including $1.9 billion in net debt assumed. The acquired Goodrich businesses were combined with the legacy Hamilton Sundstrand businesses to form the UTC Aerospace Systems segment. In connection with the Goodrich acquisition, we recorded approximately $11.6 billion of goodwill and $10.1 billion of identifiable intangible assets, including approximately $8.6 billion of customer relationship and related program assets. We recorded assumed liabilities of approximately $2.2 billion related to customer contractual obligations on certain OEM development programs where the expected costs exceeded the expected revenue under contract. These liabilities are being liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligations was approximately $249 million and $278 million in 2014 and 2013, respectively. Expected consumption of the contractual obligations is as follows: $229 million in 2015, $240 million in 2016, $259 million in 2017, $209 million in 2018, $192 million in 2019 and $480 million thereafter.
In connection with regulatory approval of the Goodrich acquisition, regulatory authorities required UTC to dispose of the Goodrich electric power systems and the Goodrich pumps and engine controls businesses. We completed the sales of these businesses in 2013.
In 2012, UTC approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures was used to repay debt incurred to finance the Goodrich acquisition. See Note 3 for further discussion.
On June 29, 2012, Pratt & Whitney, Rolls-Royce plc (Rolls-Royce), MTU Aero Engines AG (MTU), and Japanese Aero Engines Corporation (JAEC), participants in the IAE International Aero Engines AG (IAE) collaboration, completed a restructuring of their interests in IAE. As a result of the this transaction, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. IAE's business purpose is to coordinate the design, development, manufacturing and product support of the V2500 program through involvement with the collaborators. IAE retains limited equity with the primary economics of the V2500 program passed to the participants in the separate collaboration arrangement. As such, we have determined that IAE is a variable interest entity with Pratt & Whitney its primary beneficiary, and IAE has, therefore, been consolidated. The carrying amounts and classification of assets and liabilities for IAE in our Consolidated Balance Sheet as of December 31, 2014 and 2013 are as follows:

(dollars in millions)	2014	2013
Current assets	$1,820	$1,616
Noncurrent assets	756	1,066
Total assets	$2,576	$2,682
Current liabilities	$1,795	$1,895
Noncurrent liabilities	1,227	1,085
Total liabilities	$3,022	$2,980

UTC Climate, Controls & Security continued its portfolio transformation efforts in 2014 with the disposition of a number of businesses, resulting in a net gain of approximately $30 million, primarily due to a gain on the sale of an interest in a joint venture in North America. UTC Climate, Controls & Security's portfolio transformation in 2013 included the disposition of a number of businesses, resulting in a net gain of approximately $55 million, including gains from the sale of businesses in Hong Kong and Australia, and in 2012 included the disposition of a number of businesses resulting in impairment and other charges totaling approximately $180 million. During 2012, UTC Climate, Controls & Security also sold a controlling interest in a manufacturing and distribution joint venture in Asia generating a gain of approximately $215 million, and a controlling interest in a Canadian distribution business generating a gain of approximately $120 million.
Goodwill. The changes in the carrying amount of goodwill, by segment, in 2014 are as follows:

(dollars in millions)	Balance as of January 1, 2014	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2014
Otis	$1,741	$35	$(112)	$1,664
UTC Climate, Controls & Security	9,727	13	(332)	9,408
Pratt & Whitney	1,273	208	—	1,481
UTC Aerospace Systems	15,069	—	(177)	14,892
Sikorsky	353	—	(6)	347
Total Segments	28,163	256	(627)	27,792
Eliminations and other	5	—	(1)	4
Total	$28,168	$256	$(628)	$27,796

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2014		2013
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,103	$(1,309)	$2,234	$(1,295)
Patents and trademarks	361	(190)	380	(181)
IAE collaboration	2,872	(20)	2,273	—
Customer relationships and other	12,189	(2,623)	12,049	(2,199)
	17,525	(4,142)	16,936	(3,675)
Unamortized:
Trademarks and other	2,177	—	2,260	—
Total	$19,702	$(4,142)	$19,196	$(3,675)

Customer relationship intangible assets include payments made to our customers to secure certain contractual rights. We amortize these intangible assets based on the underlying pattern of economic benefit, which may result in an amortization method other than straight-line. We classify amortization of such payments as a reduction of sales. Amortization of intangible assets was $718 million, $710 million and $547 million in 2014, 2013 and 2012, respectively. The IAE collaboration intangible asset is amortized based upon the economic pattern of benefits as represented by the underlying cash flows. Prior to 2014, these cash flows were negative, and, accordingly, no amortization had previously been recorded. The following is the expected amortization of intangible assets for 2015 through 2019, which reflects an increase in expected amortization expense due to the pattern of economic benefit on certain aerospace intangible assets increasing over time:

(dollars in millions)	2015	2016	2017	2018	2019
Amortization expense	$707	$715	$764	$828	$806